UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
September 29, 2006
International Game Technology
(Exact name of registrant as specified in its charter)

Nevada	001-10684	88-0173041

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9295 Prototype Drive, Reno, Nevada 89521

(Address of principal executive offices) (Zip Code)
(775) 448-7777

(Registrant’s telephone number, including area code)
not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EHIBIT 10.2
EXHIBIT 10.3

Item 1.01 Entry into a Material Definitive Agreement.
     On September 29, 2006, International Game Technology (IGT) amended its existing employment agreement with Thomas J. Matthews, President, Chief Executive Officer and Chief Operating Officer. Attached as Exhibit 10.1, the amendment provides for a new three-year term of employment expiring October 26, 2009, with automatic renewals for additional successive one-year periods unless at least 60 days advance notice of non-renewal is given by either party.
     The amendment provides an annual base salary of $800,000 and an annual bonus target of 250% of base salary beginning with fiscal year 2007. His annual bonus will be based in part on IGT profitability indicators, with the remaining portion based on a qualitative assessment of IGT financial performance and other strategic objectives as determined by the Compensation Committee of the Board of Directors. In all other respects, the material terms of his existing employment agreement, dated October 27, 2003, remain unchanged.
     On September 29, 2006, the Compensation Committee also approved the issuance to Mr. Matthews of IGT common stock as follows:
ª	74,200 shares

ª	71,500 restricted shares scheduled to vest at a rate of 20% on November 9, 2007, 30% on November 14, 2008, and 50% on November 13, 2009 (agreement attached as Exhibit 10.2)

ª	107,300 performance shares eligible to vest at 20% per year, plus 50% of any cumulative unvested shares, over the five-year period following the grant date, based on the compound annual growth rate of IGT earnings per share during that period (agreement attached as Exhibit 10.3)
     The restricted and performance shares include dividend rights prior to vesting and will vest on an accelerated basis if employment is terminated by IGT without cause or by Mr. Matthews with good reason following a change in control. If employment terminates due to his death or disability:
ª	restricted shares will vest on an accelerated basis

ª	performance shares will vest on a prorated basis for the performance year in which termination occurs and any remaining unvested shares will be forfeited
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits.
10.1	Amendment No. 1 to Employment Agreement.

10.2	Restricted Stock Award Agreement.

10.3	Performance Share Award Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY, INC.
Date: October 3, 2006	By:	/s/ Maureen T. Mullarkey
Maureen T. Mullarkey
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Description
10.1	Amendment No. 1 to Employment Agreement.
10.2	Restricted Stock Award Agreement.
10.3	Performance Share Award Agreement.